SECURITIES AND EXCHANGE COMMISSION

Washington, D. C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the
Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): March 13, 2002

CONEXANT SYSTEMS, INC.

(Exact name of registrant as specified in its charter)

Delaware
(State or other jurisdiction of incorporation)

000-24923	25-1799439
(Commission File No.)	(IRS Employer Identification No.)

4311 Jamboree Road, Newport Beach, California 92660-3095
(Address of principal executive offices and zip code)

Registrant’s telephone number, including area code: (949) 483-4600

Item 5. Other Events.

Registrant’s press release dated March 13, 2002 is attached hereto as Exhibit 99.1.

Item 7. Exhibits.

99.1          Press Release of Registrant dated March 13, 2002.

SIGNATURE

     Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

Conexant Systems, Inc.

Dated: March 14, 2002	By:	/s/ Dennis O’Reilly

Dennis O’Reilly Senior Vice President, General Counsel and Secretary

INDEX TO EXHIBITS

99.1          Press Release of Registrant, dated as of March 13, 2002.